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                                              EXHIBIT 21.1






























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
     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                                 LIST OF SUBSIDIARIES

          Subsidiary                                                              Jurisdiction
          -------------                                                              --------------
AKG Acoustics GmbH                                               Germany

AKG Acoustics India, Ltd.                                          India

AKG Akustische u. Kino-Gerate
    Gessellschaft m.b.H.                                                Republic of Austria

Allen & Heath Limited                                                United Kingdom

Audax Industries, SNC                                                France

Audax of America, Inc.                                               Delaware

Becker Automotive (Pty) Ltd.                                     South Africa

Becker GmbH                                                              Germany

Becker Holding GmbH                                               Germany

Becker of North America, Inc.                                    Delaware

Becker Service und Verwaltungs GmbH                    Germany

BSS Audio Ltd                                                            United Kingdom

D.A.V.I.D. GmbH                                                       Germany

Edge Technology Group Ltd.                                     United Kingdom

Fosgate, Inc.                                                                Delaware

Harco Properties, Inc.                                                  Delaware

Harman Audio Outlet, Inc.                                          Delaware

Harman Belgium NV                                                  Kingdom of Belgium

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
     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                                 LIST OF SUBSIDIARIES

          Subsidiary                                                              Jurisdiction
          -------------                                                              --------------
Harman Consumer Europe A/S                                   Denmark

Harman Consumer Manufacturing -
    El Paso, Inc.                                                             Delaware

Harman Consumer Netherlands BV                            Netherlands

Harman Deutschland GmbH                                       Germany

Harman Enterprises, Inc.                                              Delaware

Harman France, S.N.C.                                                France

Harman Holding Europe A/S                                      Denmark

Harman Interactive, Inc.                                              California

Harman International
    Foreign Sales Corporation                                       Guam

Harman International
    Industries Limited                                                    United Kingdom

Harman International Japan Co., Limited                    Japan

Harman International Singapore PTE., Limited          Singapore

Harman Investment Company, Inc.                             Delaware

Harman-Kardon, Incorporated                                     Delaware

Harman Marketing Europe A/S                                   Denmark

Harman-Motive, Inc.                                                    Delaware


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
     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                                 LIST OF SUBSIDIARIES

          Subsidiary                                                              Jurisdiction
          -------------                                                              --------------
Harman Motive Limited                                              United Kingdom

Harman Music Group Incorporated                             Utah

Harman Pro North America, Inc.                                  Delaware

Harman UK Limited                                                     United Kingdom

Infinity Systems A/S                                                     Denmark

Infinity Systems, Inc.                                                    California

JBL Europe A/S                                                            Denmark

JBL Incorporated                                                           Delaware

Lexicon, Incorporated                                                   Massachusetts

Lydig of Scandinavia A/S                                             Denmark

Madrigal Audio Laboratories, Inc.                               Connecticut

Orban, Inc.                                                                     Delaware

Precision Devices, Ltd                                                  United Kingdom

Pyle Industries, Inc.                                                       Indiana

Soundcraft Electronics, Limited                                   United Kingdom

Soundcraft Magnetics Limited                                     United Kingdom

Spirit by Soundcraft, Inc.                                              Delaware

Studer Deutschland GMBH                                          Germany

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
     HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
                                 LIST OF SUBSIDIARIES

          Subsidiary                                                              Jurisdiction
          -------------                                                              --------------
Studer Digitec S.A.                                                        France

Studer Editech Corp.                                                     California

Studer Professional Audio AG                                      Switzerland

Studer Canada Limited                                                  Canada

Studer Japan Ltd.                                                           Japan

Studer U.K. Limited                                                      United Kingdom

Turbosound Ltd.                                                            United Kingdom





















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